EXHIBIT 99.1

                             [GRAPHIC OMITTED]
News Release


                               FOR ADDITIONAL INFORMATION:
                               Media Relations:          Investor Relations:
                               Ken Gordon                Daragh Porter
                               (859) 815-4195 (office)   (859) 815-3825
                               (614) 886-4424 (mobile)
                               kdgordon@ashland.com      dlporter@ashland.com

                               FOR IMMEDIATE RELEASE:
                               June 29, 2005

ASHLAND INC. EXTENDS DEBT TENDER OFFERS FOR CERTAIN NOTES AND COMPLETES DEBT TENDERS OFFERS FOR OTHER NOTES

COVINGTON, Ky. - Ashland Inc. (NYSE: ASH) ("Ashland") announced today that each of the previously announced tender offers set forth in Ashland's Offer to Purchase and Consent Solicitation Statement and related Letter of Transmittal and Consent dated June 1, 2005 (the "Offer to Purchase") in respect of the following of its notes (having the CUSIP Nos. specified in the table below): 6.625% Senior Notes, 8.80% Debentures, Series E Medium-Term Notes, Series F Medium-Term Notes, Series G Medium-Term Notes, 6.86% Series H Medium-Term Notes and 7.83% Series J Medium-Term Notes (collectively, the "Extended Notes") have been extended and will expire at 10 a.m., New York time, on June 30, 2005, unless extended at the sole discretion of Ashland (such date and time, as it may be extended, the "Expiration Date") in accordance with the terms and subject to the conditions of such tender offers described in the Offer to Purchase. The percentages of each series of Extended Notes tendered as of 5 p.m., New York time, on June 29, 2005, are set forth in the table below.
Extended Notes tendered may not be withdrawn, and consents given may not be revoked, unless the applicable tender offer is terminated without any Extended Notes being purchased. As previously announced, Ashland received from its noteholders the requisite consents to the proposed amendments to the Indenture relating to its Extended Notes described in the Offer to Purchase, and such amendments have become effective as of June 29, 2005 and are operative with respect to the Extended Notes, subject to the condition that the Extended Notes validly tendered pursuant to the applicable tender offer are subsequently accepted for purchase by Ashland. If a holder of Extended Notes tendered or tenders its Extended Notes pursuant to the applicable tender offer after the applicable consent payment deadline and the applicable tender offer is consummated, they will not receive the consent fee, which is $20 per $1,000 of the principal amount of Extended Notes validly tendered and accepted, even though such proposed amendments have become effective.
                                  - MORE -

Ashland Inc. Extends Debt Tender Offers for Certain Notes and Completes Debt Tenders Offers for Other Notes - 2

     Ashland will pay for Extended Notes it accepts for purchase promptly following the Expiration Date of the applicable tender offer (each such date, the "Settlement Date"), which Ashland currently expects to be on June 30, 2005, for all Extended Notes that it accepts for purchase. In addition, Ashland will pay accrued and unpaid interest on tendered and accepted Extended Notes up to, but not including, the Settlement Date.
     Ashland also announced today that it has waived the remaining conditions to, and completed, its previously announced tender offers and consent solicitations in respect of each of the following of its notes:
9.35% Series B Medium-Term Notes (CUSIP No.:04454CAJ5) (the "Series B Notes") and 9.20% Series D Medium-Term Notes (CUSIP No.:04454CBF2) (the "Series D Notes") (together, the "Accepted Notes" and, together with the Extended Notes, the "Notes"). Ashland has accepted for payment all Accepted Notes that were validly tendered prior to 5 p.m., New York time, on June 29, 2005, in accordance with the terms and subject to the conditions of the applicable tender offers described in the Offer to Purchase. The percentages of Series B Notes and Series D Notes accepted for purchase are set forth in the table below. Ashland currently expects settlement in respect of such Accepted Notes to occur on June 30, 2005, and will pay accrued and unpaid interest on all Accepted Notes up to, but not including, such date.

     This news release is neither an offer to purchase nor a solicitation of an offer to sell the Notes. The tender offers and consent solicitations are being made only by the Offer to Purchase.

     Credit Suisse First Boston LLC is the exclusive Dealer Manager and Solicitation Agent for the tender offers and consent solicitations.
Requests for documents may be directed to Georgeson Shareholder Communications Inc., the Information Agent, by telephone at (888) 264-7028 (toll-free) or (212) 440-9800, or in writing at 17 State Street - 10th Floor, New York, New York 10004, Attention: Patrick McHugh. Questions regarding the tender offers or the consent solicitations may be directed to Credit Suisse First Boston LLC at (800) 820-1653 (toll-free) or (212) 325-3784 (collect), or in writing at Eleven Madison Avenue, New York, New York 10010, Attention: Liability Management Group.

ABOUT ASHLAND INC.
     Ashland Inc. (NYSE: ASH) is a Fortune 500 chemical and transportation construction company providing products, services and customer solutions throughout the world. To learn more about Ashland Inc., visit www.ashland.com.
                                  - MORE -

Ashland Inc. Extends Debt Tender Offers for Certain Notes and Completes Debt Tenders Offers for Other Notes - 3


FORWARD-LOOKING STATEMENTS
This news release contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include those that refer to Ashland's expectations about the MAP transaction. Although Ashland believes its expectations are based on reasonable assumptions, it cannot assure the expectations reflected herein will be achieved. The risks, uncertainties, and assumptions include the possibility that Ashland will be unable to fully  realize  the  benefits  anticipated  from the MAP  transaction;  the possibility the transaction may not close and other risks that are described from time to time in the Securities and Exchange Commission (SEC) reports of Ashland, ATB Holdings Inc. and New EXM Inc. Other factors and risks affecting Ashland are contained in Ashland's Form 10-K, as amended, for the fiscal year ended Sept. 30, 2004, filed with the SEC and available on Ashland's Investor Relations website at www.ashland.com/investors or the SEC's website at www.sec.gov. Ashland undertakes no obligation to subsequently update or revise the forward-looking statements made in this news release to reflect events or circumstances after the date of this news release.

ADDITIONAL INFORMATION ABOUT THE MAP TRANSACTION
The registration statement containing the proxy statement/prospectus relating to the transaction was declared effective by the SEC on May 20, 2005. The definitive proxy statement/prospectus relating to the transaction was filed with the SEC on May 25, 2005 and was mailed on May 27, 2005 to shareholders of record as of May 12, 2005. Investors and security holders are urged to read those documents and any other relevant documents filed or that will be filed with the SEC as they become available, because they contain, or will contain, important information. Security holders may obtain a free copy of the definitive proxy statement/prospectus and other documents filed with the SEC by Ashland, ATB Holdings and New EXM at the SEC's website at www.sec.gov. The definitive proxy statement/prospectus and other documents filed with the SEC by Ashland, ATB Holdings and New EXM may also be obtained for free in the SEC filings section on Ashland's Investor Relations website at www.ashland.com/investors, or by directing a request to Ashland at 50 E. RiverCenter Blvd., Covington, KY 41012. The respective directors and executive officers of Ashland and other persons may be deemed to be participants in solicitation of proxies in respect of the proposed transaction. Information regarding Ashland's directors and executive officers is available in its proxy statement filed with the SEC by Ashland on December 14, 2004. Investors may obtain information regarding the interests of participants in the solicitation of proxies in connection with the transaction referenced in the foregoing information by reading the definitive proxy statement/prospectus.

                                                            EXTENDED NOTES

                               TITLE OF                              OUTSTANDING PRINCIPAL AMOUNT           PERCENTAGE
           SERIES              SECURITIES           CUSIP               PRIOR TO TENDER OFFERS               TENDERED
    -------------------   -----------------   -------------      -------------------------------------     ------------
    6.625% Senior Notes   6.625% Senior       044204AC9                       $150,000,000                   96.36%
                          Notes due
                          February 15, 2008

    8.800% Debentures     8.800% Debentures   044540AH5                       $250,000,000                   91.95%
                          due November 15,
                          2012

    Series E Notes        Total =                                             $115,000,000                   93.04%

                          7.000%              04454CCX2                         $5,000,000                  100.00%
                            Medium-Term
                            Notes due
                            July 30, 2008

Ashland Inc. Extends Debt Tender Offers for Certain Notes and Completes Debt Tenders Offers for Other Notes - 4


                               TITLE OF                              OUTSTANDING PRINCIPAL AMOUNT           PERCENTAGE
           SERIES              SECURITIES           CUSIP               PRIOR TO TENDER OFFERS               TENDERED
    -------------------   -----------------   -------------      -------------------------------------     ------------
                          8.880%              04454CBU9                        $15,000,000                  100.00%
                            Medium-Term
                            Notes due
                            December 27,
                            2011

                          8.700%              04454CBV7                         $3,000,000                  100.00%
                            Medium-Term
                            Notes due
                            December 30,
                            2011

                          8.620%              04454CBW5                         $3,000,000                  100.00%
                            Medium-Term
                            Notes due
                            January 16, 2012

                          8.990%              04454CCH7                         $5,000,000                  100.00%
                            Medium-Term
                            Notes due
                            April 13, 2012

                          8.960%              04454CCJ3                         $3,000,000                  100.00%
                            Medium-Term
                            Notes due April
                            25, 2012

                          8.250%              04454CCU8                        $10,000,000                  100.00%
                            Medium-Term
                            Notes due
                            February 12,
                            2013

                          9.080%              04454CCG9                         $5,000,000                  100.00%
                            Medium-Term
                            Notes due
                            March 31, 2013

                          7.720%              04454CCW4                        $10,000,000                   20.00%
                            Medium-Term
                            Notes due
                            July 15, 2013

                          7.730%              04454CCV6                        $15,000,000                  100.00%
                            Medium-Term
                            Notes due
                            July 15, 2013

Ashland Inc. Extends Debt Tender Offers for Certain Notes and Completes Debt Tenders Offers for Other Notes - 5


                               TITLE OF                              OUTSTANDING PRINCIPAL AMOUNT           PERCENTAGE
           SERIES              SECURITIES           CUSIP               PRIOR TO TENDER OFFERS               TENDERED
    -------------------   -----------------   -------------      -------------------------------------     ------------

                          7.650%              04454CCZ7                        $15,000,000                  100.00%
                            Medium-Term
                            Notes due
                            August 5, 2013

                          7.750%              04454CCY0                        $10,000,000                  100.00%
                            Medium-Term
                            Notes due
                            August 6, 2018

                          8.810%              04454CCM6                        $10,000,000                  100.00%
                            Medium-Term
                            Notes due
                            June 3, 2022

                          8.780%              04454CCN4                         $3,000,000                  100.00%
                            Medium-Term
                            Notes due
                            June 10, 2022

                          7.150%              04454CDC7                         $3,000,000                  100.00%
                            Medium-Term
                            Notes due
                            September 20,
                            2023

    Series F Notes        Total =                                              $86,500,000                   86.93%

                          7.900%              04454CDG8                        $10,000,000                   83.96%
                            Medium-Term
                            Notes due
                            August 5, 2006

                          7.790%              04454CDH6                        $15,000,000                   92.00%
                            Medium-Term
                            Notes due
                            August 9, 2006

                          8.430%              04454CDJ2                        $10,000,000                  100.00%
                            Medium-Term
                            Notes due
                            October 18, 2006

                          8.230%              04420QAF3                        $10,000,000                  100.00%
                            Medium-Term
                            Notes due
                            February 26,
                            2007

Ashland Inc. Extends Debt Tender Offers for Certain Notes and Completes Debt Tenders Offers for Other Notes - 6


                               TITLE OF                              OUTSTANDING PRINCIPAL AMOUNT           PERCENTAGE
           SERIES              SECURITIES           CUSIP               PRIOR TO TENDER OFFERS               TENDERED
    -------------------   -----------------   -------------      -------------------------------------     ------------

                          7.860%              04420QAJ5                        $10,000,000                  100.00%
                            Medium-Term
                            Notes due
                            March 23, 2007

                          8.625%              04420QAC0                        $10,000,000                  100.00%
                            Medium-Term
                            Notes due
                            February 10,
                            2015

                          8.380%              04420QAK2                        $16,500,000                   48.48%
                            Medium-Term
                            Notes due
                            April 1, 2015

                          8.630%              04420QAE6                         $5,000,000                  100.00%
                            Medium-Term
                            Notes due
                            February 21,
                            2025

    Series G Notes        Total =                                             $154,000,000                   88.61%

                          7.100%              04420QAZ9                         $5,000,000                    0.00%
                            Medium-Term
                            Notes due
                            October 10, 2005

                          7.220%              04420QAT3                        $10,000,000                  100.00%
                            Medium-Term
                            Notes due
                            August 9, 2006

                          7.400%              04420QAV8                        $12,000,000                   78.83%
                            Medium-Term
                            Notes due
                            September 19,
                            2006

                          7.280%              04420QAW6                        $15,000,000                  100.00%
                            Medium-Term
                            Notes due
                            October 4, 2006

Ashland Inc. Extends Debt Tender Offers for Certain Notes and Completes Debt Tenders Offers for Other Notes - 7


                               TITLE OF                              OUTSTANDING PRINCIPAL AMOUNT           PERCENTAGE
           SERIES              SECURITIES           CUSIP               PRIOR TO TENDER OFFERS               TENDERED
    -------------------   -----------------   -------------      -------------------------------------     ------------

                          7.250%              04420QAX4                        $15,000,000                  100.00%
                            Medium-Term
                            Notes due
                            October 9, 2006

                          7.160%              04420QAY2                        $20,000,000                   75.00%
                            Medium-Term
                            Notes due
                            October 9, 2006

                          6.990%              04420QBB1                        $10,000,000                  100.00%
                            Medium-Term
                            Notes due
                            November 6, 2006

                          6.900%              04420QBC9                        $12,000,000                  100.00%
                            Medium-Term
                            Notes due
                            November 14,
                            2006

                          7.710%              04420QAN6                        $20,000,000                   75.00%
                            Medium-Term
                            Notes due
                            May 11, 2007

                          7.200%              04420QBA3                        $10,000,000                  100.00%
                            Medium-Term
                            Notes due
                            October 15, 2007

                          7.560%              04420QAS5                        $10,000,000                  100.00%
                            Medium-Term
                            Notes due
                            August 9, 2016

                          7.780%              04420QAU0                        $15,000,000                  100.00%
                            Medium-Term
                            Notes due
                            September 19,
                            2016

    Series H Notes        6.860%              04420QBD7                       $150,000,000                   88.60%
                            Medium-Term                                                                  ---------------
                            Notes due May
                            1, 2009

Ashland Inc. Extends Debt Tender Offers for Certain Notes and Completes Debt Tenders Offers for Other Notes - 8


                               TITLE OF                              OUTSTANDING PRINCIPAL AMOUNT           PERCENTAGE
           SERIES              SECURITIES           CUSIP               PRIOR TO TENDER OFFERS               TENDERED
    -------------------   -----------------   -------------      -------------------------------------     ------------

    Series J Notes        7.830%              04420QBJ4                       $228,630,000                   80.99%
                            Medium-Term
                            Notes due
                            August 15, 2005

                                                            ACCEPTED NOTES

                               TITLE OF                              OUTSTANDING PRINCIPAL AMOUNT           PERCENTAGE
           SERIES              SECURITIES           CUSIP               PRIOR TO TENDER OFFERS               ACCEPTED
    -------------------   -----------------   -------------      -------------------------------------     ------------

    Series B Notes        9.350%              04454CAJ5                        $10,000,000                   50.00%
                          Medium-Term Notes
                          due January 24,
                          2019

    Series D Notes        9.200%              04454CBF2                         $5,000,000                    7.00%
                          Medium-Term Notes
                          due April 24, 2006